Exhibit 10.28

FOURTH AMENDMENT TO MANAGEMENT SERVICES AGREEMENT

THIS FOURTH AMENDMENT TO MANAGEMENT SERVICES AGREEMENT, hereinafter called “Fourth Amendment”, is made and entered into this 12th of February, 2007 by and between Rite Aid Corporation, a Delaware corporation, hereinafter called “Company” and Leonard Green & Partners, L.P. , hereinafter called “LGP”.

RECITALS:

WHEREAS, the Company and LGP entered into a Management Services Agreement on January 1, 2003 as amended on January 13, 2004, January 31, 2005 and January 13, 2006 to provide Services to the Company (as amended, the “Management Agreement”); and

WHEREAS, Capitalized terms used herein and not defined herein are defined in the Management Agreement; and

WHEREAS, the Company and LGP desire to amend the terms of the Management Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.       Recitals. The recitals set forth above are incorporated herein. All defined terms used in the Management Agreement shall have the same meaning when used in this Fourth Amendment, except as expressly set forth herein to the contrary.

2.       Term. The term of the Management Agreement shall be extended on a month-to-month basis commencing January 1, 2007, terminable by either party at any time on written notice to the other party.

3.       Compensation. The General Services Fee shall remain at Twenty-Five Thousand Dollars ($25,000.00) per month, which shall be payable monthly in arrears and pro-rated for partial or fractional periods; provided, however, in the event that either Messrs. Sokoloff or Danhakl cease to serve as a director on the Company’s Board of Directors, then the monthly fee shall be reduced to Twelve Thousand Five Hundred Dollars ($12,500.00); provided further, however, in the event that both Messrs. Sokoloff and Danhakl cease to serve as directors on the Company’s Board of Directors, then the monthly fee shall be reduced to zero ($00.00).

FOURTH AMENDMENT TO AGREEMENT

4.       Effect of Amendment. Except as expressly modified in this Fourth Amendment, the Management Agreement shall remain unmodified and in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Fourth Amendment as of the date first set forth above.

COMPANY:		LGP:

Rite Aid Corporation		Leonard Green & Partners, L.P.

By: LGP Management, Inc.
By:	/s/ Robert B. Sari
Robert B. Sari
	EVP & General Counsel	By:	/s/ Jonathan Sokoloff
Jonathan Sokoloff

FOURTH AMENDMENT TO AGREEMENT